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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         Date of report: August 27, 2003

                            CORINTHIAN COLLEGES, INC.
               (Exact Name of Registrant as Specified in Charter)

Delaware                                   0-25283                33-0717312
(State or other jurisdiction of     Commission file number     (I.R.S. Employer
Incorporation or organization)                               Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California              92707
(Address of principal executive offices)                           (Zip Code)

                                 (714) 427-3000
              (Registrant's telephone number, including area code)
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Item 12. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition." On August 27, 2003, Corinthian Colleges, Inc. ("Corinthian") issued a press release announcing financial results for its fiscal year and fourth quarter ended June 30, 2003. A copy of Corinthian's press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   CORINTHIAN COLLEGES, INC.



August 27, 2003                    /s/ Dennis N. Beal
                                   -------------------------------
                                   Dennis N. Beal
                                   Executive Vice President and
                                   Chief Financial Officer
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                                  EXHIBIT INDEX
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Exhibit No.    Description
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
99.1           Text of press release of Corinthian Colleges, Inc. issued August 27, 2003.
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